Rule 497(e)

1940 Act File No. 811-07685

1933 Act Registration No. 333-07305

FRONTIER FUNDS, INC.

Supplement to Statement of Additional Information
Dated April 1, 2019

Frontier HyperiUS Global Equity Fund
Institutional Class Shares (FHYPX)
Service Class Shares (FHGSX)

Effective December 31, 2019, David L. Heald retired from the Board of Directors of Frontier Funds, Inc. (the “Company”) and, accordingly, resigned as a Director, Audit Committee Chair and Lead Independent Director of the Board.  Pamela H. Conroy was appointed as a member of the Board of Directors of the Company effective January 1, 2020, to fill the vacancy created by Mr. Heald’s resignation.  The Board of Directors appointed James M. Snyder, a Director who is not an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended (an “Independent Director”), as Lead Independent Director effective January 1, 2020.  The Board of Directors also appointed Steven K. Norgaard, an Independent Director, as Chair of the Audit Committee effective January 1, 2020.  Ms. Conroy, an Independent Director, was also added to the Audit Committee and Nominating Committee of the Board of Directors.

All references and information relating to Mr. Heald as a Director of the Company are hereby deleted.  In addition, the information regarding the Independent Directors in the “Directors and Officers” table beginning on page 17 of the SAI is amended and restated in its entirety as shown below and is as of December 31, 2019:

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director(1)	Other Directorships Held by Director

Pamela H. Conroy 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1961	Independent Director	Indefinite; since January 2020	Ms. Conroy is currently retired. Ms. Conroy served as Executive Vice President, Chief Operating Officer and Chief Compliance Officer of Institutional Capital Corporation, an investment management firm, from 1994-2008.	8	Listed Funds Trust (with oversight of ten portfolios)

Steven K. Norgaard 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director; Chair, Audit Committee	Indefinite; since October 2013	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery.	8	Boulder Growth & Income Fund, Inc.

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director(1)	Other Directorships Held by Director

James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Lead Independent Director; Chair, Nominating Committee	Indefinite; since May 2002	Mr. Snyder is a private investor and chairman of a family foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	8	RMB Investors Trust (with oversight of nine portfolios)

(1)     As of the date of this Supplement, one series of the Company had not commenced operations.

In addition, the following information about Ms. Conroy is added to the “Director Qualifications” section of the SAI:

Pamela H. Conroy.  Ms. Conroy has served as a director of the Company since January 2020.  Ms. Conroy previously served as Executive Vice President, Chief Operating Officer and Chief Compliance Officer of Institutional Capital Corporation, an investment management firm.  Prior to this position, Ms. Conroy served in different leadership positions at Northern Trust, a large, multi-location financial institution.  She currently serves on the board of trustees of another investment company.  Ms. Conroy brings expertise in portfolio accounting, trading, operations, marketing and compliance, as well as previous investment company directorship experience.

This supplement should be retained with your Statement of Additional Information for future reference.

The date of this Statement of Additional Information Supplement is January 7, 2020.